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                                EXHIBIT NO. 10.10

                        CONSENT OF INDEPENDENT ACCOUNTANT

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                              ACCOUNTANT'S CONSENT

We consent to the incorporation by reference in this annual report on Form 10-K of our report dated January 26, 1995 on our audit of the consolidated financial statements of UCI Medical Affiliates, Inc. as of September 30, 1994, and for the two years in the period ended September 30, 1994.

/s/ Moore Kirkland Scott & Beauston

West Columbia, South Carolina
December 22, 1995

                      ORIGINAL SIGNED ACCOUNTANT'S CONSENT
                  ON MOORE KIRKLAND SCOTT & BEAUSTON LETTERHEAD

                                 IS ON FILE WITH
                          UCI MEDICAL AFFILIATES, INC.

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